UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 18, 2021

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	MPB	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 5.07Submission of Matters to a Vote of Security Holders.

Mid Penn Bancorp, Inc. (the “Corporation”) held a Special Meeting of Shareholders (the “Special Meeting”) on November 18, 2021. The following is a summary of the matters voted upon at the Special Meeting and the votes cast on each matter.

Proposal No. 1. To approve and adopt the Agreement and Plan of Merger, dated June 30, 2021, as amended, (the “Merger Agreement”), by and between Mid Penn Bancorp, Inc. (“Mid Penn”) and Riverview Financial Corporation (“Riverview”), which provides for, among other things, the merger of Riverview with and into Mid Penn.

The shareholders approved and adopted the Merger Agreement. The number and type of votes cast with respect to the proposal were as follows:

For	Against	Abstain
9,021,252	118,946	38,137

In connection with the Special Meeting, the Corporation also solicited proxies with respect to a proposal to authorize the Board of Directors to adjourn the Special Meeting, if necessary, to solicit additional proxies, in the event there were not sufficient votes at the time of the Special Meeting to approve and adopt the Merger Agreement. The adjournment proposal was not submitted to the Corporation’s shareholders for approval at the Special Meeting because there were sufficient votes to approve the Merger Agreement.

Item 8.01. Other Events.

On November 18, 2021, the Corporation and Riverview issued a joint press release. The press release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits:

99.1	Press release, dated November 18, 2021, of Mid Penn Bancorp, Inc. and Riverview Financial Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

Date: November 18, 2021	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
Chair, President and Chief Executive Officer